EXHIBIT 3.1
                            Support/Voting Agreement



                                                     October 8, 1998


Cardinal Health, Inc.
5555 Glendon Court
Dublin, Ohio  43016

                  Re:      Support/Voting Agreement

Dear Sirs:

                  The undersigned understands that Cardinal Health, Inc. ("Cardinal"), Boxes Merger Corp., a wholly owned subsidiary of Cardinal ("Subcorp"), and Allegiance Corporation ("Allegiance") are entering into an Agreement and Plan of Merger, dated the date hereof (the "Agreement"), providing for, among other things, a merger between Subcorp and Allegiance (the "Merger") in which all of the outstanding shares of capital stock of Allegiance will be exchanged for common shares, without par value, of Cardinal.

                  The undersigned is a stockholder of Allegiance (the "Stockholder") and is entering into this letter agreement to induce you to enter into the Agreement and to consummate the transactions contemplated thereby.

                  The Stockholder confirms its agreement with you as follows:


                  1. The Stockholder represents, warrants and agrees that
Schedule I annexed hereto sets forth the shares of the capital stock of Allegiance of which the Stockholder or any of its controlled affiliates (its "Controlled Affiliates"; "controlled" and "affiliate" as defined under the Securities Exchange Act of 1934, as amended) is the record or beneficial owner (the "Shares") and that the Stockholder and its Controlled Affiliates are on the date hereof the lawful owners of the number of Shares set forth in Schedule I, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed in Schedule I. Except for the Shares set forth in Schedule I, neither the Stockholder nor any of its Controlled Affiliates own or hold any rights to acquire any additional shares of the capital stock of Allegiance (other than pursuant to Allegiance Options) or any interest therein or any voting rights with respect to any additional shares.

                  2. The Stockholder agrees that it will not, will not permit any company, trust or other entity controlled by the Stockholder to, and will not permit any of its Controlled Affiliates to, contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible thereinto or any voting rights with respect thereto, other than (i)

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pursuant to the Merger, (ii) with your prior written consent, or (iii) to the extent contractually required as of the time immediately preceding the execution of this letter agreement, to the extent such contractual requirement is disclosed in Schedule I.

                  3. The Stockholder agrees to, will cause any company, trust or other entity controlled by the Stockholder to, and will cause its Controlled Affiliates to, cooperate fully with you in connection with the Agreement and the transactions contemplated thereby. The Stockholder agrees that, during the term of this letter agreement, it will not, and will not permit any such company, trust or other entity to, and will not permit any of its Controlled Affiliates to, directly or indirectly (including through its directors, officers, employees or other representatives), solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any recapitalization, merger, consolidation or other business combination involving Allegiance, or acquisition of any capital stock (other than upon exercise of Allegiance Options that are outstanding as of the date hereof) or 30% or more of the assets of Allegiance and its subsidiaries, taken as a whole, in a single transaction or a series of related transactions, or any acquisition by Allegiance of any material assets or capital stock of any other person, or any combination of the foregoing (a "Competing Transaction"), or negotiate, explore or otherwise engage in discussions with any person (other than Cardinal, Subcorp or their respective directors, officers, employees, agents and representatives) with respect to any Competing Transaction or enter into any agreement, arrangement or understanding with respect to any Competing Transaction or agree to or otherwise assist in the effectuation of any Competing Transaction; provided, however, that nothing herein shall prevent the Stockholder from taking any action, after having notified Cardinal thereof, or omitting to take any action solely as a member of the Board of Directors of Allegiance required so as not to violate such Stockholder's fiduciary obligations as a director of Allegiance after consultation with outside counsel.

                  4. The Stockholder agrees that all of the Shares beneficially owned by the Stockholder or its Controlled Affiliates (except, in each case, Shares subject to unexercised Allegiance Options), or over which the Stockholder or any of its Controlled Affiliates has voting power or control, directly or indirectly (including any common shares of Allegiance acquired after the date hereof), at the record date for any meeting of stockholders of Allegiance called to consider and vote to approve the Merger and the Agreement and/or the transactions contemplated thereby and/or any Competing Transaction will be voted by the Stockholder or its Controlled Affiliates in favor of the Merger and the Agreement and the transactions contemplated thereby and that neither the Stockholder nor any of its Controlled Affiliates will vote such Shares in favor of any Competing Transaction during the term of this letter agreement.

                  5. The Stockholder has all necessary power and authority to enter into this letter agreement. This letter agreement is the legal, valid and binding agreement of the Stockholder, and is enforceable against the Stockholder in accordance with its terms.

                  6. The Stockholder agrees that damages are an inadequate remedy for the breach by the Stockholder of any term or condition of this letter agreement and that you shall be

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

entitled to a temporary restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

                  7. Except to the extent that the laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to matters arising under or in connection with this letter agreement, this letter agreement shall be governed by the laws of the State of Delaware. All actions and proceedings arising out of or relating to this letter agreement shall be heard and determined in any Delaware state or federal court sitting in the City of Wilmington, Delaware.

                  8. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any action or proceeding arising out of or relating to this letter agreement and each of the parties hereto irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any Delaware state or federal court sitting in the City of Wilmington, Delaware. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other action or proceeding relating hereto, on behalf of itself or its property, by the personal delivery of copies of such process to such party. Nothing in this Section 8 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

                  9. This letter agreement constitutes the entire agreement among the parties hereto with respect to the matters covered hereby and supersedes all prior agreements, understandings or representations among the parties written or oral, with respect to the subject matter hereof.

                  10. Capitalized terms not defined in this letter agreement shall have the meaning assigned to them in the Agreement.











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



                  This letter agreement may be terminated at the option of any party at any time upon the earlier of (i) the date on which the Agreement is terminated and (ii) the Effective Time. Please confirm that the foregoing correctly states the understanding between us by signing and returning to me a counterpart hereof.


                                             Very truly yours,



                                             By:/s/ Lester B. Knight
                                                -------------------------------
                                                Name: Lester B. Knight

Confirmed on the date
first above written.

CARDINAL HEALTH, INC.



By:/s/ Robert D. Walter
   ----------------------------------
   Name:  Robert D. Walter
   Title:










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                                                                      SCHEDULE I
                                                                      ----------
                                                                 STOCK OWNERSHIP
                                                             OF LESTER B. KNIGHT
                                                        SUPPORT/VOTING AGREEMENT
                                                        ------------------------


As of September 30, 1998

Owned Beneficially (including BOXES Options):                   1,667,298 shares

Owned of Record:                                               362,031.88 shares